Huntington Leaders Series I

Talcott Resolution Life Insurance Company
Separate Account Seven

File No. 333-101932

Supplement Dated July 19, 2018 to your Prospectus Dated May 1, 2018 as amended June 28, 2018

The Huntington Leaders table of minimum and maximum expenses in section “2. Synopsis” of your prospectus is deleted and replaced with the following :

Huntington Leaders I	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including managements fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.40%	1.93%

The Hartford Leaders table under “Example” in section “2. Synopsis” of your prospectus is deleted and replaced with the following:

Huntington Leaders:

(1) If you Surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$1,186	$2,272	$3,172	$5,406
(2) If you annuitize at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$367	$1,459	$2,545	$5,224
(3) If you do not Surrender your Contract:
	1 year	3 years	5 years	10 years
B Share	$549	$1,641	$2,727	$5,406

This Supplement Should Be Retained For Future Reference.

HV-7738